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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 2-93028) pertaining to the Furon Company Employees' Profit-Sharing-Retirement Plan of our report dated September 4, 1996, with respect to the financial statements and schedules of the Furon Company Employees' Profit-Sharing-Retirement Plan included in this Annual Report (Form 11-K) for the year ended April 30, 1996.

                                           ERNST & YOUNG LLP

Orange County, California
October 15, 1996